                                                                EXHIBIT 99(a)(2)


                              LETTER OF TRANSMITTAL
                       In Respect of Its Offer to Exchange
                           Shares of Its Common Stock
                                       for
                 Each Outstanding Share of 10% Junior Series 3
                     Cumulative Redeemable Preferred Stock
                        Pursuant to Its Offering Circular
                              dated October 2, 1997

                                       To

                            IXC COMMUNICATIONS, INC.

                         Deliver by Mail or by Hand to:

                            IXC Communications, Inc.
                             5000 Plaza on the Lake
                                    Suite 200
                               Austin, Texas 78746

                    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS
                      OTHER THAN THAT SHOWN ABOVE DOES NOT
                          CONSTITUTE A VALID DELIVERY.

                The Exchange Offer and Withdrawal Rights will expire at 5:00 p.m., Austin, Texas time, on October 31, 1997 unless terminated earlier or extended as provided in the Offering Circular.

             EACH TENDERING STOCKHOLDER MUST COMPLETE PAGES 1 AND 4
              OF THIS LETTER OF TRANSMITTAL AND SIGN IT ON PAGE 4.
                      SEE INSTRUCTIONS BEGINNING ON PAGE 5.

         IN ORDER TO AVOID BACKUP WITHHOLDING, A TENDERING STOCKHOLDER MAY ALSO NEED TO COMPLETE AND SIGN PAGE 9 OF THIS LETTER OF TRANSMITTAL. SEE INSTRUCTION 11 AND THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9."

                 DESCRIPTION OF 10% JUNIOR SERIES 3 CUMULATIVE REDEEMABLE PREFERRED STOCK (THE "SERIES 3
                                               PREFERRED STOCK") TENDERED
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Certificate(s) Tendered
 Name(s) and Address(es) of Registered Holder(s)                           (Attach additional list if necessary)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Total Number of
                                                                                    Shares of Series 3       Number of Shares
                                                                                      Preferred Stock           of Series 3
                                                                Certificate           Represented by          Preferred Stock
                                                                Number(s)*            Certificate(s)            Tendered**
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                       Total Number of Shares
                                                      Series 3 Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------

* Please indicate in this column the certificate number(s) for each certificate representing the shares of Series 3 Preferred Stock you desire to tender. If nothing is indicated in this column, the total number of shares of Series 3 Preferred Stock evidenced by all certificates submitted with this Letter of Transmittal will be deemed to have been tendered.

** Please indicate in this column the number of shares of Series 3 Preferred Stock you wish to tender. If nothing is indicated in this column, the total number of shares of Series 3 Preferred Stock evidenced by each certificate delivered with this Letter of Transmittal will be deemed to have been tendered.


PLEASE READ CAREFULLY THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

         The undersigned holder(s) of the share certificates referred to on page 1 and transmitted herewith hereby tender(s) to IXC Communications, Inc., a Delaware corporation (the "Corporation"), the number of shares of 10% Junior Series 3 Cumulative Redeemable Preferred Stock ("Series 3 Preferred Stock") of the Corporation, $0.01 par value, specified on page 1 and represented by such certificates, pursuant to the Corporation's offer to exchange (the "Offering Circular") shares of the Corporation's common stock (the "Common Stock") for each share of the Series 3 Preferred Stock set forth in the Offering Circular dated October 2, 1997 and in the Letter of Transmittal (collectively, the "Exchange Offer"). The undersigned hereby acknowledges receipt of the Exchange Offer. Capitalized terms used in this Letter of Transmittal but not defined herein have the meanings provided in the Offering Circular.

         Each of the undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign, and transfer the Series 3 Preferred Stock tendered hereby, and that when the same are accepted for exchange by the Corporation, the Corporation will acquire good and unencumbered title thereto, free and clear of all liens, claims, restrictions, charges and encumbrances, and such Series 3 Preferred Stock shall not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Corporation to be necessary or desirable to complete the exchange, assignment, and transfer to the Corporation of the Series 3 Preferred Stock tendered hereby.

         The undersigned hereby deposits with the Corporation the above certificates representing the Series 3 Preferred Stock. If certificate numbers are not indicated above, the undersigned is nonetheless depositing all certificates that accompany this Letter of Transmittal. The undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Corporation the Series 3 Preferred Stock tendered hereby that is accepted pursuant to the Exchange Offer and hereby irrevocably constitutes and appoints the Secretary of the Corporation the true and lawful attorney-in-fact of the undersigned with respect to such Series 3 Preferred Stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to: (a) deliver certificates for such Series 3 Preferred Stock together with all accompanying evidences of transfer an authenticity to, or upon the order of, the Corporation for the exchange pursuant to the Exchange Offer;
(b) present such Series 3 Preferred Stock for transfer on the books of the Corporation; (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Series 3 Preferred Stock, all in accordance with the terms of the Exchange Offer; and (d) make delivery of certificates for Common Stock or Series 3 Preferred Stock as provided under "Special Issuance and Delivery Instructions" on pages 4 and 6 of this Letter of Transmittal.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned. Except as stated in the Exchange Offer, this tender is irrevocable.

         The Exchange Offer is subject to a number of conditions, each of which may be waived or modified by the Corporation as more particularly described in the Offering Circular. The undersigned recognizes that as a result of such conditions the Corporation may not be required to exchange any of the Series 3 Preferred Stock tendered hereby. In such event, shares of Series 3 Preferred Stock not exchanged will be returned to the undersigned at the address set forth on page 1 of the Letter of Transmittal unless otherwise indicated under "Special Issuance and Delivery Instructions."

         THE UNDERSIGNED UNDERSTANDS THAT THE UNDERSIGNED WILL BE DEEMED TO HAVE RECEIVED ALL ACCRUED AND UNPAID DIVIDENDS ON THE SERIES 3 PREFERRED STOCK UPON ACCEPTANCE BY THE CORPORATION OF THE SERIES 3 PREFERRED STOCK TENDERED HEREBY AND RECEIPT OF THE COMMON STOCK ISSUED IN CONNECTION WITH THE EXCHANGE OFFER.

         This Letter of Transmittal is subject to the terms and conditions set forth in the Offering Circular.

         Unless otherwise indicated under Special Issuance and Delivery Instructions on pages 4 and 6, please issue and mail any Common Stock issued for the Series 3 Preferred Stock tendered hereby in accordance with the Offering Circular and send any certificate(s) for unexchanged Series 3 Preferred Stock (and accompanying documents, as appropriate), to the stockholder named above at the address shown on page 1. The undersigned recognizes that the Corporation has no obligation to transfer any certificate(s) for Series 3 Preferred Stock delivered herewith from the name of the registered holder(s) thereof if the Corporation does not accept for exchange any of such Series 3 Preferred Stock so tendered.

                            STOCKHOLDER(S) SIGN HERE

Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or by person(s) authorized to become registered holder(s) by certificates, stock powers and other documents transmitted herewith. If signing is by trustee, executor, administrator, guardian, or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3. Signatures must be guaranteed.

X
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Signature(s) of Holder(s)

Print or type name(s):
                      ----------------------------------------------------------

                    ------------------------------------------------------------
Dated:
                    ------------------------------------------------------------

Area Code and Telephone Number:
                               -------------------------------------------------
Tax Identification or Social Security Nos.:
                                           -------------------------------------
Signature(s) Guaranteed:
                        --------------------------------------------------------
                               (See Instruction 5)

IN ORDER TO AVOID BACKUP WITHHOLDING, A TENDERING STOCKHOLDER MAY ALSO NEED TO COMPLETE AND SIGN PAGE [9] OF THIS LETTER OF TRANSMITTAL.


                              SPECIAL ISSUANCE AND
                              DELIVERY INSTRUCTIONS
                               (SEE INSTRUCTION 4)

To be completed ONLY if (i) the certificates for Common Stock issued in exchange for Series 3 Preferred Stock are to be delivered or to be issued in the name of someone other than the person whose name appears, or to an address other than that shown, on page 1 of the Letter of Transmittal, or (ii) certificates for the shares of the Series 3 Preferred Stock (if any) not tendered or not accepted for exchange are to be delivered to and issued in the name of someone other than the person whose name appears, or to an address other than that shown, on page 1 of this Letter of Transmittal.


Name:
     ---------------------------------------------------------------------------
         (Please Print)

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                            (Include Zip Code)

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES FOR SERIES 3 PREFERRED STOCK. This Letter of Transmittal or a facsimile hereof, properly completed and duly executed (with signatures guaranteed), must be used in connection with a tender of Series 3 Preferred Stock and must be actually received by the Corporation at the address set forth above on or before the Expiration Date. If tendered Series 3 Preferred Stock is registered in different ways on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such certificates.

         THE METHOD OF DELIVERY OF CERTIFICATES FOR SERIES 3 PREFERRED STOCK AND OTHER DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER. INSTEAD OF EFFECTING DELIVERY BY MAIL, IT IS RECOMMENDED THAT
HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE.  IN ALL CASES,
SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY

         2. PARTIAL TENDERS. If you want to tender fewer than all of the Series 3 Preferred Stock evidenced by any certificate enclosed herewith, the number of shares of Series 3 Preferred Stock that you want to tender represented by such certificate must be entered on the appropriate line on page 1 under "Number of Shares of Series 3 Preferred Stock Tendered" opposite the appropriate certificate number. A new certificate for the remainder of the shares of the Series 3 Preferred Stock which were evidenced by such certificate(s) delivered herewith will be sent to the registered holder, unless otherwise provided in the Special Issuance and Delivery Instructions on pages 4 and 6, after the expiration of the Exchange Offer. All shares of Series 3 Preferred Stock represented by certificates listed on page 1 are deemed to have been tendered unless otherwise indicated.

         3. SIGNATURES, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the certificates transmitted hereby, such signature(s) must correspond exactly with the name(s) of such registered holder(s) as they appear on the face of each such certificate, without any alteration or change whatsoever. The signatures must be guaranteed by an Eligible Institution (as defined in Instruction 5).

         If any certificate transmitted hereby is registered in the names of two or more holders, all such holders must sign this Letter of Transmittal.

         If the Letter of Transmittal is properly signed by the registered holder(s) of the certificate(s) transmitted thereby, no endorsements of such certificate(s) or separate stock power(s) are required. Signatures on such certificates or stock powers and on this Letter of Transmittal must be guaranteed by an Eligible Institution (as defined in Instruction 5).

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificates transmitted hereby, each such certificate must be endorsed or accompanied by an appropriate stock power, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the face of such certificates, without any alteration or change whatsoever.

Signatures on such certificates or stock powers and on this Letter of Transmittal must be guaranteed by an Eligible Institution (as defined in Instruction 5).

         If this Letter of Transmittal or any other certificates, stock powers or proxies are signed by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, partner of a partnership or any other person acting in a fiduciary or representative capacity, each such person should so indicate when signing, and must deliver to the Corporation proper evidence satisfactory to the Corporation of his, her or its authority so to act.

         4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If (i) certificates for shares of Common Stock or (ii) certificates for shares of any Series 3 Preferred Stock not exchanged, are to be issued or delivered in the name of a person other than the person(s) signing this Letter of Transmittal or are to be delivered to an address other than as set forth on page 1 of this Letter of Transmittal, please complete the "Special Issuance and Delivery Instructions" on page 4.

         5. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank, trust company, savings bank or savings association having an office, branch or agency in the United States (each being herein referred to as an "Eligible Institution") in accordance with applicable law and with the Securities Transfer Agents Medallion Program (STAMP) operated by Keymark Financial Services, Inc.

         6. TRANSFER TAXES. The Corporation will pay or cause to be paid all transfer taxes, if any, with respect to the exchange and transfer of any Series 3 Preferred Stock to it pursuant to the Exchange Offer. If, however, (i) certificates for the shares of Common Stock or any shares of Series 3 Preferred Stock not exchanged are to be issued in the name of, or delivered to, any person other than the registered holder(s), or (ii) a transfer tax is imposed for any reason other than the transfer or sale of Series 3 Preferred Stock to the Corporation pursuant to the Exchange Offer, the amount of any transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be payable by the tendering holder(s). Unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith, the amount of such transfer taxes will be billed directly to the tendering holder(s). EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

         7. INADEQUATE SPACE. If the space provided on page 1 is inadequate, the additional share certificate numbers and related number of Series 3 Preferred Stock tendered with this Letter of Transmittal should be listed on a separate, signed schedule affixed hereto.

         8. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of any tender of Series 3 Preferred Stock will be determined by the Corporation, which determinations shall be final and binding. The Corporation reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for which would, in the opinion of the Corporation's counsel, be unlawful. The Corporation also reserves the absolute right to waive any of the conditions of the Exchange Offer or any defect in any tender with respect to any particular shares of Series 3

Preferred Stock or any particular stockholder, and the Corporation's interpretations of the terms and conditions of the Exchange Offer (including these Instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Corporation shall determine. The Corporation shall not be obligated to give notice of defects or irregularities in tenders, nor shall it incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

         9. ADDITIONAL COPIES. Additional copies of the Offering Circular and this Letter of Transmittal may be obtained from the Corporation at the address set forth in Instruction 10.

         10. QUESTIONS. Any questions concerning the tender of Series 3 Preferred Stock under this Letter of Transmittal may be directed to:

                            IXC COMMUNICATIONS, INC.
                             5000 Plaza on the Lake
                                    Suite 200
                               Austin, Texas 78746

                                    Contact:
                                  Kelli McGlynn
                               Investor Relations
                           (512) 427-3731 (telephone)
                           (512) 328-1604 (facsimile)

         11.  CERTAIN FEDERAL INCOME TAX CONSEQUENCES.

         (a) Backup Withholding. In order to prevent the application of Federal income tax backup withholding, each stockholder of record (or each owner of Series 3 Preferred Stock, if other than the stockholder of record, hereinafter also referred to as "Shareholder") must, unless an exemption applies, provide the Corporation with such Shareholder's taxpayer identification number on the Substitute Form W-9 set forth on this Letter of Transmittal and certify under penalties of perjury that such number is correct. If the Shareholder is an individual, the tax payer identification number is his or her Social Security Number. If the Corporation is not provided with the correct taxpayer identification number, the Shareholder may be subject to penalties imposed by the Internal Revenue Service.

         If backup withholding applies, the Corporation is required to withhold 31% of any payments made to the Shareholder. Backup withholding is not an additional tax. Rather, the amount withheld is applied to the taxpayer's Federal income tax liability. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

         Certain Shareholders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. To qualify as an exempt recipient on the basis of foreign status, a foreign Shareholder must submit to the Corporation a statement, signed under penalty of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Corporation. A Shareholder should consult his or her tax advisor as to his or her qualification for exemption from the backup withholding and reporting requirements and the procedure for obtaining an exemption.

         (b) Withholding of Tax on Certain Foreign Persons. Under Federal income tax law, the Corporation is required to withhold a tax on certain types of payments made to a nonresident alien individual, foreign partnership or foreign corporation. In certain situations, a Shareholder may be exempt from withholding. A Shareholder should consult his or her tax advisor as to his or her qualification for exemption from these withholding requirements and the procedure for obtaining exemption.

                                         PAYER'S NAME: IXC COMMUNICATIONS, INC.
--------------------------------------------------------------------------------------------------------------------
                                        PART 1 - PLEASE                                  Social Security Number
              SUBSTITUTE                PROVIDE YOUR TIN IN
                                        THE BOX AT RIGHT                                 OR
                                        AND CERTIFY BY                                     Employer Identification
               Form W-9                 SIGNING AND DATING                               Number
                                        BELOW

      Department of the Treasury        PART 2 - CHECK THE BOX IF YOU ARE NOT
       Internal Revenue Service         SUBJECT TO BACKUP withholding because
                                        (1) you have not been notified that you
                                        are subject to backup withholding as a
                                        result of failure to report all interest
                                        or dividends, or (2) the Internal
                                        Revenue Service has notified you that
          Payer's Request for           you are no longer subject to backup
        Taxpayer Identification         withholding.
             Number (TIN)

                                        CERTIFICATION - UNDER THE                                          Part 3
                                        PENALTIES OF PERJURY, I CERTIFY
                                        THAT THE INFORMATION PROVIDED                                     Awaiting
                                        ON THIS FORM IS TRUE, CORRECT,                                     TIN / /
                                        AND COMPLETE.

                                        Signature__________________
                                        Date_________ , 199_






         NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO
THE EXCHANGE OFFER.  PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR
CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

         IMPORTANT: This Letter of Transmittal must be RECEIVED by the Corporation on or prior to the Expiration Date.